EXHIBIT 10.2

AMENDMENTOF SOLICITATIONIMODIFICATICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES 1 | 5

2. AMENDMENT/MODIFICATION NO. P00005	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO. RSAG—13—00027	5. PROJECT NO. (If applicable) FAD

6. ISSUED BY CODE U.S. Dept. of Homeland Security Office of Procurement Operations S&T Acquisition Division 245 Murray Lane, SW Building 410 Washington DC 20528	DHS/OPO/S&T/CHEMB	7. ADMINISTERED BY (if other than Item 6) U.S. Dept. of Homeland Security Office of Procurement Operations S&T Acquisition Division 245 Murray Lane, SW Building 410 Washington DC 20528	CODE DHS/OPO/S&T/CHEM1

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, Slate and Zip Code) GENVEC INC 65 WEST WATKINS MILL ROAD ATTN JO AFUANG GAITHERSBURG MD 208784021	(x}	9A. AMENDMENT OF SOLICITATION NO.
9B DATED (SEE ITEM 11)
	x	10A, MODIFICATION OF CONTRACT/ORDER NO. HSHQDC—10—C —00034
10B. DATED (SEE ITEM 13) 01/22/2010
CODE 8067295470000 FACILITY CODE:

11, THIS ITEM ONLY APPLIES TO AMENDMENTS Of SOLICITATIONS

☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _____________ copies of the Amendment, (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or latter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) Net Increase: 3100000-000-35-55-01-06-000-08-02-0000-00-00-00-00-GE-OE-25-50-000000	$409,934.00

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10a

B. THE ABOVE NUM BERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☒	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.243-2 Changes- Cost Reimbursement Alternate I (April 1984)
D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor	☐ is not ☒is required to sign this document and return ______________ copies to the Issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitator/contract subject matter where feasible)

DUNS Number: 806729547+0000

(See page 3 for modification details.)

AAP Number: NONE DO/DPAS Rating: NONE

Discount Terms:

Net 30

FOB: Destination

Period of Performance: 01/22/2010 to 12/31/2013

Add Item 0004 as follows:

0004 Foot-and-Mouth Disease Vaccine Research and	409,934.00
Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print). Douglas J. Swirsky	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Shelby Buford, Jr.

15B. CONTRACTOR/OFFEROR	15C.. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ Douglas J. Swirsky	3/21/13	/s/ Shelby Buford	3/19/2013
(Signature of person Authorized to sign)		(Signature of Contracting Officer)

** The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

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CONTINUATION SHEET	REFERENCE NO. OFAMENDMENT BEING CONTINUED	PAGE OF OF
	HSHQDC-10-C-00034/P00005	2 5

NAM E OF OFFEROR OR CONTRACTOR

GENVEC INC

ITEM NO. (A)	SUPPLY SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
Manufacturing Development Obligated Amount: 409,934.00

** The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

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P00005

HSHQDC-10-C-00034

The purpose of P00005 for HSHQDC-10-C-00034 is to reallocate funds and modify at no additional cost to DHS S&T the research milestones, add a new Research Milestone (RM6) with associated deliverables, modify the development milestones, update the resource manager point of contact and extend the current period of performance.

1) Add CLIN 00004 with funding in the amount of $409,934.00

RM5: **

RM6: **

2) The total amount for the contract is increased from $4,955,888.00 by $409,934.00 to $5,365,822.00

3) The Research Milestones are modified as follows:

Research Milestone RM1 (no-cost modification) — **

•   **

Research Milestone RM3 (no-cost modification) — **

•   **

Research Milestone RM4 (no-cost modification) — **

•   **

Research Milestone RM5 (cost-modification) — **

•   **

Research Milestone RM6 (new milestone; cost modification) — **

•   **

4) The Development Milestones (no cost modifications) are modified as follows:

Development Milestone DM1— **

1. **

** The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

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P00005

HSHQDC-10-C-00034

Development Milestone DM2 — **

Development Milestone DM3 — **

3) The Deliverables are modified as follows:

	Milestone	Deliverables	Timeline for Completion

RM1	**	**	**

RM4	**	**	**

RM5	**	**	**

RM6*	**	**	**

** The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

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	Milestone	Deliverables	Timeline for Completion

DM1	**	**	**

DM2	**	**	**

DM3	**	**	**

5)  The Period of Performance is extended

From: 01/22/2010 through 06/30/2013
To: 01/22/2010 through 12/31/2013

6)   ** has replaced ** as the Resource Manager.

**

Department of Homeland Security

Science and Technology Directorate

Voice: **

Email: **

7)  All other terms and conditions remain unchanged and in full force and effect.

END OF MODIFICATION

** The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

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